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                                                                    EXHIBIT 10.5

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

      This First Amendment to Employment Agreement (this "Amendment") is entered into on November 9th, 2004, by and between Mission Resources Corporation, a Delaware corporation (the "Company"), and Richard W. Piacenti (the "Executive").

                              W I T N E S S E T H:

      WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of October 8, 2002, as amended to date, (the "Agreement"), pursuant to which the Company employed the Executive as its Executive Vice President - Chief Financial Officer.

      WHEREAS, the Company and the Executive wish to amend the Agreement.

      NOW THEREFORE, in consideration of the promises and mutual covenants and obligations herein set forth and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows, intending to be legally bound:

      1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement as defined therein unless otherwise defined herein.

      2. The second sentence of Section 5(g) of the Agreement is hereby deleted and the following is substituted in place thereof:

      In the event that the excise tax relating to "parachute payments" under
      Section 280G of the Code applies to the Payment or any other payment by the Company to the Executive or other transaction entered into by the Executive pursuant to this Agreement or any other agreement, plan, instrument or obligation, in whatever form (collectively, the "Other Payments"), then the Company shall pay the Executive an additional payment in an amount such that, after payment of federal income taxes (but not the excise tax) on the Payment or any Other Payment, the Executive receives an additional amount equal to the excise tax originally imposed on the Payment or any Other Payment.

      3. Except as amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and affirmed. In the event of a conflict between the terms in this Amendment and the Agreement, the Amendment shall control.

      4. This Amendment shall be construed in accordance with the laws of the State of Texas.

      5. In case of one or more of the provisions contained in this Amendment for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this

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Amendment shall be construed as if such invalid, illegal or unenforceable provisions had never been a part of this Amendment.

      6. This Amendment shall be binding upon and inure to the benefit of the Company, its successors, legal representatives and assigns and upon the Executive, his or her heirs, executors, administrators, and representatives. Any reference to the Company herein shall mean the Company as well as any successors thereto.

      7. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

                            [Signature page follows]

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      IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date and year first above written.

                                  COMPANY:

                                  MISSION RESOURCES CORPORATION

                                  By: /s/ Robert L. Cavnar
                                      ----------------------------------------
                                  Name: Robert L. Cavnar
                                  Title: Chairman of the Board, President
                                         and Chief Executive Officer

                                  EXECUTIVE:

                                      /s/ Richard W. Piacenti
                                  ----------------------------------------------
                                  Richard W. Piacenti

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